UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BROADCOM INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! BROADCOM INC. 2026 Annual Meeting Vote by April 19, 2026 11:59 PM ET BROADCOM INC. 3421 HILLVIEW AVENUE PALO ALTO, CA 94304 V83446-P42368 You invested in BROADCOM INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 20, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 6, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Attend a Meeting” link at www.proxyvote.com. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* April 20, 2026 Point your camera here and 4:00 p.m. Pacific Time vote without entering a control number 3421 Hillview Avenue Palo Alto, CA 94304 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees 1a. Diane M. Bryant For 1b. Gayla J. Delly For 1c. Kenneth Y. Hao For 1d. Check Kian Low For 1e. Justine F. Page For 1f. Henry Samueli For 1g. Hock E. Tan For 1h. Harry L. You For 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm For of Broadcom for the fiscal year ending November 1, 2026. 3. Advisory vote to approve the named executive officer compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V83447-P42368